Supplement to the currently effective PROSPECTUSES

Deutsche Government & Agency Securities VIP

______________________________________________________________________________________

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectuses.

Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

Sergey Losyev, CFA, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.

The following information replaces the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectuses.

Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

■	Joined Deutsche Asset Management in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.
■	Head of Mortgage Backed Security Sector Team: New York.
■	BS in Finance, Albright College.

Sergey Losyev, CFA, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.

■	Joined Deutsche Asset Management in 2009 with 4 years of industry experience. Prior to joining, he worked at Zebra Capital Management.
■	Portfolio Manager: New York.
■	BS in Computer Science from the University of Connecticut; MBA from Cornell University; CFA Charterholder.

Please Retain This Supplement for Future Reference

February 1, 2016

PROSTKR-572